SCHEDULE OF INVESTMENTS
Ivy Energy Fund (in thousands)	JUNE 30, 2019 (UNAUDITED)

COMMON STOCKS	Shares	Value
Energy
Integrated Oil & Gas – 4.1%
Chevron Corp.	50	$6,222
Suncor Energy, Inc.	231	7,201

		13,423

Oil & Gas Drilling – 4.3%
Patterson-UTI Energy, Inc.	632	7,271
Transocean, Inc.(A)	1,061	6,802

		14,073

Oil & Gas Equipment & Services – 27.5%
Baker Hughes, Inc.	325	7,996
C&J Energy Services, Inc.(A)	315	3,711
Cactus, Inc., Class A(A)	322	10,675
Core Laboratories N.V.(B)	84	4,365
Dril-Quip, Inc.(A)	198	9,509
FMC Technologies, Inc.	332	8,620
Frank’s International N.V.(A)	647	3,532
FTS International, Inc.(A)	482	2,688
Halliburton Co.	346	7,866
Helix Energy Solutions Group, Inc.(A)	677	5,843
Liberty Oilfield Services, Inc., Class A(B)	260	4,207
National Oilwell Varco, Inc.	128	2,853
ProPetro Holding Corp.(A)	401	8,308
Schlumberger Ltd.	246	9,757

		89,930

Oil & Gas Exploration & Production – 37.2%
Centennial Resource Development, Inc., Class A(A)	346	2,627
Concho Resources, Inc.	171	17,603
Continental Resources, Inc.(A)	333	14,014
Diamondback Energy, Inc.	125	13,616
EOG Resources, Inc.	126	11,757
Marathon Oil Corp.	631	8,962
Oasis Petroleum LLC(A)	981	5,574
Parsley Energy, Inc., Class A(A)	574	10,916
Pioneer Natural Resources Co.	92	14,124
Viper Energy Partners L.P.	211	6,489
Whiting Petroleum Corp.(A)(B)	303	5,653
WPX Energy, Inc.(A)	910	10,469

		121,804

Oil & Gas Refining & Marketing – 13.3%
Marathon Petroleum Corp.	197	10,994
PBF Energy, Inc., Class A	230	7,185
Phillips 66	133	12,417
Valero Energy Corp.	150	12,816

		43,412

Oil & Gas Storage & Transportation – 5.2%
Energy Transfer L.P.	180	2,541
Enterprise Products Partners L.P.	246	7,106
MPLX L.P.	64	2,069
Rattler Midstream L.P.(A)	281	5,455

		17,171

Total Energy - 91.6%		299,813

Industrials
Industrial Machinery – 2.5%
Apergy Corp.(A)	249	8,356

Total Industrials - 2.5%		8,356

Information Technology
Data Processing & Outsourced Services – 3.3%
Wright Express Corp.(A)	52	10,863

Total Information Technology - 3.3%		10,863

TOTAL COMMON STOCKS – 97.4%		$319,032

(Cost: $305,177)

SHORT-TERM SECURITIES	Principal
Master Note - 0.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 2.620%, 7-5-19(C)	$167	167

	Shares
Money Market Funds - 1.6%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 2.360%, (D)(E)	5,123	5,123

	Principal

United States Government Agency Obligations - 0.8%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate), 2.300%, 7-7-19(C)	$2,500	2,500

TOTAL SHORT-TERM SECURITIES – 2.5%		$7,790

(Cost: $7,790)

TOTAL INVESTMENT SECURITIES – 99.9%		$326,822

(Cost: $312,967)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		369

NET ASSETS – 100.0%		$327,191

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.
(B)	All or a portion of securities with an aggregate value of $4,967 are on loan.
(C)

Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	Investment made with cash collateral received from securities on loan.
(E)	Rate shown is the annualized 7-day yield at June 30, 2019.

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Fund.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 - Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2019:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$319,032	$—	$—
Short-Term Securities	5,123	2,667	—

Total	$324,155	$2,667	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

TB = Treasury Bill

For Federal income tax purposes, cost of investments owned at June 30, 2019 and the related unrealized appreciation (depreciation) were as follows:

Cost	$312,967

Gross unrealized appreciation	55,193
Gross unrealized depreciation	(41,338)

Net unrealized appreciation	$13,855